Inventories	12 Months Ended
Dec. 31, 2012
Inventory, Net [Abstract]
Inventories
Inventories
Inventories consist of the following:

	December 31,
(In thousands)	2012	2011
Finished goods	$74,246	$91,595
Growing crops	79,046	72,382
Raw materials, supplies and other	66,749	74,302
	$220,041	$238,279

The carrying value of inventories valued by the LIFO method was approximately $99 million at December 31, 2012 and 2011. At current costs, these inventories would have been approximately $44 million and $45 million higher than the LIFO values at December 31, 2012 and 2011, respectively. There were no LIFO liquidations in 2012 and 2011.